 TUTTLE CAPITAL DAILY 2X INVERSE REGIONAL BANKS ETF (SKRE)

(a “Fund”)

A series of

ETF Opportunities Trust

Supplement dated August 20, 2025

to the Prospectus

dated December 31, 2024

as supplemented from time to time

The changes described below are being made to the Prospectus.

FUND SUMMARY– TUTTLE CAPITAL DAILY 2X INVERSE REGIONAL BANKS ETF

Effective October 31, 2025, delete the first sentence under Principal Investment Strategies and replace with the following information:

The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments that are designed to provide, in the aggregate, 200% inverse (opposite) exposure to the price performance of the KRE ETF on a daily basis.

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For more information regarding this supplement please call 1-833-759-6110.

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.